UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/08/2005

Sunrise Telecom Incorporated
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-17781

DE	77-0181864
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

302 Enzo Drive, San Jose, CA 95138
(Address of Principal Executive Offices, Including Zip Code)

408-363-8000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

       The following is a description of the material terms of agreements entered into between Sunrise Telecom Incorporated (the "Company") and Mr. Richard Kent.

       The Company entered into certain agreements with Richard Kent pursuant to which Mr. Kent serves as the Company's Chief Financial Officer. A copy of the Company's Amended and Restated Employment Terms dated February 9, 2005 is attached to this report as Exhibit 10.1. Also attached to this report as Exhibits 10.2 and 10.3 are the Company's Offer Letter Supplement dated February 4, 2005 and the Company's Employment Offer Letter dated January 27, 2005, respectively. Pursuant to the terms of the Amended and Restated Employment Terms, Mr. Kent is employed at will.

       Mr. Kent's initial base salary is $207,000 per year and he is eligible for an annual cash bonus based on Company performance. Mr. Kent is entitled to participate in employee benefit plans on terms no less favorable than those available to other Company senior executives. Mr. Kent also is entitled to a sign-on bonus of $30,000.

       Effective February 8, 2005, the Company entered into a nonqualified stock option agreement with Mr. Kent, pursuant to which the Company granted Mr. Kent, an option to purchase 100,000 shares of the Company's common stock. The option was granted at "fair market value" or $ 3.20 per share, the Company's closing price as reported by the NASDAQ Stock Market on February 8, 2005. The Compensation Committee of the Company's Board of Directors approved the stock option grant. A copy of Mr. Kent's Nonstatutory Stock Option Agreement Addendum is attached to this report as Exhibit 10.4.

       If Mr. Kent's employment is terminated by the Company as a result of a Change in Control of the Company (as defined in the Amended and Restated Employment Terms) within twelve (12) months after such Change in Control or as a part of a reduction in force of five percent (5%) or more of the domestic employee workforce, then Mr. Kent is entitled to the following:

       (i)        the 100,000 share stock option award granted to him upon commencement of employment will become fully vested and immediately exercisable, and

       (ii)        he will be entitled to receive up to $100,000 depending on the date of his termination.

Item 9.01.    Financial Statements and Exhibits

         (c)   EXHIBITS

EXHIBIT          DESCRIPTION

-------          -----------

10.1        Company Amended and Restated Employment Terms signed by the Company and Richard Kent dated February 9, 2005.
10.2        Company Employment Offer Letter Supplement signed by the Company and Richard Kent dated February 4, 2005.
10.3        Company Employment Offer Letter signed by the Company and Richard Kent dated January 27, 2005.
10.4        Form of Nonstatutory Stock Option Agreement Addendum between the Company and Richard Kent dated February 8, 2005.

[Signature page follows]

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Sunrise Telecom Incorporated

Date: February 11, 2005.	By:	/s/ KIRK O. WILLIAMS
KIRK O. WILLIAMS
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Company Amended and Restated Employment Terms signed by the Company and Richard Kent dated February 9, 2005.
EX-10.2	Company Employment Offer Letter Supplement signed by the Company and Richard Kent dated February 4, 2005.
EX-10.3	Company Employment Offer Letter signed by the Company and Richard Kent dated January 27, 2005.
EX-10.4	Form of Nonstatutory Stock Option Agreement Addendum between the Company and Richard Kent dated February 8, 2005.